Earnings per Share (Narratives) (Details)	12 Months Ended
Dec. 31, 2024
Notes to Consolidated Financial Statements [Abstract]
Description of instruments with potential future dilutive effect not included in calculation of diluted earnings per share	* As of December 31, 2024, 2023 and 2022, number of 23.5 million, 11 million and 7.6 million options, respectively, were not included since they did not have a diluting effect.